AGREEMENT FOR ASSIGNMENT OF ATM SPACE LEASES

      This AGREEMENT FOR ASSIGNMENT OF ATM SPACE LEASES ("Agreement") is entered into this 14th day of January, 2000 by and between UNIVERSAL MONEY CENTERS, INC., a Missouri Corporation ("UMC"), and NATIONWIDE MONEY SERVICES, INC., a Nevada Corporation ("NMS").

      WHEREAS, NMS is the tenant under ATM Space Lease Agreements ("Lease Agreements") at eighteen (18) various locations throughout the United States which are set forth on Exhibit A attached hereto and made a part hereof;

      WHEREAS, NMS wishes to sell, and UMC wishes to acquire, upon the terms and conditions set forth herein, all of NMS's rights under the Lease Agreements at all the sites, where NMS currently has placed automatic teller machines (collectively "ATMs" and each an "ATM"), as set forth on Exhibit A hereto;

      NOW, THEREFORE, the Parties hereto agree as follows:

1. PURCHASE. NMS hereby conveys and transfers to UMC as of the later to occur of January 21, 2000, 12:01 a.m. Eastern Standard Time and the date that all the conditions set forth in Section 4 herein are fully satisfied (the "Conveyance Date"), all rights NMS has under the Lease Agreements with the landlords at the (18) locations set forth on Exhibit A hereto (collectively, "Landlords" and each a "Landlord"). Pursuant to the Schedule 1, attached hereto, NMS agrees to remove its ATMs from the locations 12 through 18 as set forth on Exhibit A hereto ("El Paso ATMs") and will work with UMC to ensure UMC has assess to such sites to install its ATMs.

2.   PURCHASE PRICE.

     a. As full payment for the rights herein transferred to UMC by NMS, UMC agrees to pay in cash or other immediately available funds a purchase price of one hundred thirty-eight thousand dollars ($138,000.00) (the "Total Purchase Price") to be paid as set forth below.

     b. UMC agrees to pay NMS one-half (1/2) of the Total Purchase Price on the Conveyance Date.

     c. UMC shall pay (as set forth below) the remainder of the Total Purchase Price in installments equal to the one-half (1/2) of Total Purchase price divided by 18 less the sum of all revenues generated by each ATM less the reasonable expenses incurred by NMS in connection with these ATMs until UMC has fully switched the processing and settlement systems to UMC's processing and settlement systems (each an "Installment Payment").

     d. An Installment Payment shall be payable (i) for each location 12 through 18 as set forth on Exhibit A hereto, at a reasonable time after UMC has placed an ATM at such


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          location and such ATM is fully installed and operational under the
          Lease Agreement and (ii) for each location 1 through 11 as set forth on Exhibit A hereto, at a reasonable time after UMC has switched the processing and settlement systems from NMS systems to UMC systems and has determined that the ATMs placed by NMS at such location are fully installed and operational under the Lease Agreement; provided, however, assuming that UMC has been provided reasonable access to each location 1 through 18 to complete the actions set forth in this sub-clause (d)(i) and d(ii) and notwithstanding any provision to the contrary, UMC shall have paid NMS all the Installment Payments by a date no later than 30 days from the Conveyance Date.

3. WARRANTIES OF NMS. NMS warrants to UMC that (a) the Landlords have no right to regulate or approve the charges UMC assesses its customers using the ATMs other than as stated in the Lease Agreements, (b) NMS has valid Lease Agreements in full force and effect with the Landlords at the sites where the ATMs are located, (c) all site rental fees and other contractual obligations under the Lease Agreements through the Conveyance Date will have been paid and/or performed by NMS, (d) NMS has not assigned any of its rights under any Lease Agreement to any third party, (e) NMS has provided to UMC true and correct copies of all of the Lease Agreements, (f) none of the Lease Agreements requires the consent of the landlord to assign NMS's rights thereunder to UMC, and (g) its agreements with the Landlords do not expire prior to December 10, 2003.

4. CONDITIONS. UMC's obligations under this Agreement do not become effective, until the following conditions are satisfied to the reasonable satisfaction of UMC:

     a. On or before January 21, 2000, NMS shall have obtained and delivered to UMC, in substantially the form attached hereto as Exhibits B and C, the prior written consent of each Landlord to NMS's assignment of its rights and obligations under the Lease Agreements to UMC.

     b. On or before January 21, 2000, UMC shall have entered into a sublease with NMS pursuant to which UMC will sublease on a month to month basis the ATMs located at locations 1 through 11 as set forth on Exhibit A hereto ("Subleased ATMs"). Under the sublease, UMC shall pay rent of $100 per month per Subleased ATM.

     c. On or before January 21, 2000, NMS shall have obtained the prior written consent to the sublease of the Subleased ATMs to UMC of each lessor from whom NMS leases the Subleased ATMs.

5.   NO ASSUMPTION; FURTHER AGREEMENTS.

     a. The parties agree that UMC is not assuming liabilities or obligations of NMS arising under the Lease Agreements prior to the assignment of the Lease Agreements

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

          hereunder or arising out of or relating to any act or omission of NMS prior to the assignment of the Lease Agreements hereunder.

     b. NMS shall be solely responsible for, and UMC shall have no responsibility for, (i) any damage to the El Paso ATMs removed from the locations 12 through 18, which occurs prior to, during or after such removal; or (ii) any costs or expenses incurred in removing the El Paso ATMs.

     c. Each party to this agreement shall be responsible for the costs or expenses it incurs at each location 1 through 11 as set forth on Exhibit A hereto for switching the processing and settlement systems from NMS systems to UMC systems.

6. EFFECT OF CONVEYANCE DATE - On and after the Conveyance Date, UMC shall be entitled to all revenues generated by the ATMs as set forth on Exhibit A; provided, however, if NMS is operating any such ATM because the processing and settlement systems have not been switched from NMS to UMC ("NMS Operated ATMs"), NMS shall pay to UMC all of the revenues generated by all NMS Operated ATMs, less: (a) a switch and communication fee of $.10 per transaction per NMS Operated ATM; and (b) reasonable pass-through expenses consisting of fees paid to Armored Couriers and 1st- and 2nd-line providers and other expenses as expressly agreed in writing by the parties hereto, which are incurred in connection with and specifically related to a NMS Operated ATM; provided, further, such reasonable pass-through expenses shall excluded overhead, taxes, litigation, employment or general operational expenses.

7. MISCELLANEOUS PROVISION. This Agreement is entered into in the State of Florida and the County of St. Johns, and all questions of law and fact shall be determined under the laws under the laws of the State of Florida without reference to its choice of law rules.

8. ATTORNEY'S FEES. In the event it shall be necessary to bring legal action to enforce any of the terms, covenants, and conditions of this Agreement, the prevailing party in addition to all other appropriate relief shall be entitled to reasonable attorneys fees as awarded by the applicable court.

9. AUTHORITY OF SIGNATORS. Each party signing this Agreement represents and warrants that the officer signing on its behalf is fully authorized to execute this Agreement on behalf of such party, and that this Agreement is fully binding on such party.

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

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


     UNIVERSAL MONEY CENTERS, INC. ("UMC")




              /s/ David S. Bonsal
     BY:     ______________________________
     NAME:   David S. Bonsal
     TITLE:  Chief Executive Officer



     NATIONWIDE MONEY SERVICES, INC. ("NMS")


              /s/ Nationwide Money Services
     BY:     ______________________________
     NAME:   ______________________________
     TITLE:  ______________________________



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


                                   EXHIBIT A


--------------------------------------------------------------------------------
    Location Name    Location Address             Location City           State
--------------------------------------------------------------------------------
1   Farm Crest #1    2105 W. Colorado Avenue      Colorado Springs        CO
--------------------------------------------------------------------------------
2   Farm Crest #2    2129 Templeton Gap Road      Colorado Springs        CO
--------------------------------------------------------------------------------
3   Farm Crest #3    5510 S. Highway 85-87        Security                CO
--------------------------------------------------------------------------------
4   Farm Crest #7    8108 N. Academy Boulevard    Colorado Springs        CO
--------------------------------------------------------------------------------
5   Farm Crest #8    5050 Boardwalk Drive         Colorado Springs        CO
--------------------------------------------------------------------------------
6   Farm Crest #9    3945 Palmer Park Boulevard   Colorado Springs        CO
--------------------------------------------------------------------------------
7   Farm Crest #10   1989 W Mississippi Avenue    Denver                  CO
--------------------------------------------------------------------------------
8   Farm Crest #13   1970 S. Holly Street         Denver                  CO
--------------------------------------------------------------------------------
9   Farm Crest #15   11185 Ralston Road           Arvida                  CO
--------------------------------------------------------------------------------
10  Farm Crest #16   10798 W Jewell Avenue        Lakewood                CO
--------------------------------------------------------------------------------
11  Farm Crest #18   250 E. Dry Creek Road        Littleton               CO
--------------------------------------------------------------------------------
12  HOWDY'S #1       1100 Airway Boulevard        El Paso                 TX
--------------------------------------------------------------------------------
13  HOWDY'S #3       1095 Sunland Park            El Paso                 TX
--------------------------------------------------------------------------------
14  HOWDY'S #4       7301 N. Loop                 El Paso                 TX
--------------------------------------------------------------------------------
15  HOWDY'S #5       1130 Joe Battle Boulevard    El Paso                 TX
--------------------------------------------------------------------------------
16  HOWDY'S #7       12165 Montwood Boulevard     El Paso                 TX
--------------------------------------------------------------------------------
17  HOWDY'S #8       6990 N. Desert Boulevard     El Paso                 TX
--------------------------------------------------------------------------------
18  HOWDY'S #9       10701 Gateway Boulevard S.   El Paso                 TX
--------------------------------------------------------------------------------


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                                   EXHIBIT B

[NMS - Letterhead]


January __, 2000


Mr. Terry D. Calhoun
Retail Supervisor
Transmountain Oil Company
6767 Gateway West
El Paso, Texas 79925


Dear Mr. Calhoun:

In January of 1999, Nationwide Money Services, Inc. ("NMS") relocated its corporate offices from Calabasas, California to Ponte Vedra, Florida. With the bulk of its business, including over 95% of its ATM network, located east of the Mississippi River, this move was made to better service its existing business while simultaneously expanding the business.

Subsequently, over the past few months, NMS has reviewed all facets of its business and business strategy with an eye towards the 21st century. Many difficult decisions have been made with the intent to reorganize, redesign and rededicate human and financial resources.

As part of this detailed analysis, NMS has decided to concentrate it resources east of the Mississippi River. Therefore, NMS believes that it is in the best interest of all parties to assign the Space Lease Agreement (the "Agreement") by and between Nationwide Money Services, Inc. and Transmountain Oil Company (d/b/a Howdy's) to another qualified ATM provider.

After discussions with several companies, NMS has chosen Universal Money Center, Inc. ("Universal") of Mission, Kansas as the company to which recommends the assignment of the Agreement. Universal is a reputable provider of ATM services with outstanding leadership from its management. NMS believes that Universal will continue to provide a high level of service to Howdy's with a seamless transition.

This decision to assign the Agreement is solely a business decision and in no way reflects upon the relationship between NMS and Howdy's.

A representative of Universal will be contacting you to discuss a plan for a smooth and timely transition which will include the installation of upgraded ATMs.


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



Thank you for your understanding and consideration in this transaction.

Sincerely,



Craig Patrick
Regional Manager


ACKNOWLEDGEMENT AND CONSENT

Transmountain Oil Company (d/b/a Howdy's) ("Landlord") acknowledges receipt of the attached Letter dated January __, 2000 from Mr. Craig Patrick of Nationwide Money Services, Inc. ("NMS") to Mr. Terry D. Calhoun of Landlord and consents to the assignment of Nationwide Money Services, Inc.'s rights, title and interests under the Space Lease Agreement with Landlord to Universal Money Services, Inc. ("Universal") and consents and agrees that as of as the date of its signature hereunder to give Universal reasonable access to the sites subject to such Space Lease Agreement.

Date: _________________

                          Transmountain Oil Company (d/b/a Howdy's)


                          By:    ___________________________________________

                          Name:  ___________________________________________

                          Title: ___________________________________________


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                                   EXHIBIT C

[NMS - Letterhead]

January __, 2000


Mr. Jack Rowland
District Manager
Farm Crest Milk Stores
_____________, Colorado  ___________


Dear Mr. Rowland,

In January of 1999, Nationwide Money Services, Inc. ("NMS") relocated its corporate offices from Calabasas, California to Ponte Vedra, Florida. With the bulk of its business, including over 95% of its ATM network, located east of the Mississippi River, this move was made to better service its existing business while simultaneously expanding the business.

Subsequently, over the past few months, NMS has reviewed all facets of its business and business strategy with an eye towards the 21st century. Many difficult decisions have been made with the intent to reorganize, redesign and rededicate human and financial resources.

As part of this detailed analysis, NMS has decided to concentrate it resources east of the Mississippi. Therefore, NMS believes that it is in the best interest of all parties to assign the Space Lease Agreement (the "Agreement") by and between Nationwide Money Services, Inc. and Farm Crest Milk Stores ("Farm Crest") to another qualified ATM provider.

After discussions with several companies, NMS has chosen Universal Money Center, Inc. ("Universal") of Mission, Kansas as the company to which it will assign the Agreement. Universal is a reputable provider of ATM services with outstanding leadership from its management. NMS believes that Universal will continue to provide a high level of service to Farm Crest with a seamless transition.

This decision to assign the Agreement is solely a business decision and in no way reflects upon the relationship between NMS and Farm Crest.

A representative of Universal will be contacting you to discuss a plan for a smooth and timely transition.

Thank you for your understanding and consideration in this transaction.

Sincerely,



Craig Patrick
Regional Manager



ACKNOWLEDGEMENT AND CONSENT

Farm Crest Milk Stores ("Landlord") acknowledges receipt of the attached Letter dated January __, 2000 from Mr. Craig Patrick of Nationwide Money Services, Inc. ("NMS") to Mr. Jack Rowland of Landlord, consents to the assignment of Nationwide Money Services, Inc.'s rights, title and interests under the Space Lease Agreement with Landlord to Universal Money Services, Inc. ("Universal") and consents and agrees that as of as the date of its signature hereunder to give Universal reasonable access to the sites subject to such Space Lease Agreement.

Date: _________________

                          Farm Crest Milk Stores


                          By:    ___________________________________________

                          Name:  ___________________________________________

                          Title: ___________________________________________




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